                                                                 EXHIBIT 10.17.4

                             AMENDED AND RESTATED
             INTELLECTUAL PROPERTY COLLATERAL ASSIGNMENT, MORTGAGE
                            AND SECURITY AGREEMENT

     This Amended and Restated Intellectual Property Collateral Assignment, Mortgage and Security Agreement is made as of June 18, 2001 (this "Agreement") by and between NATUS MEDICAL INCORPORATED ("Assignor"), and Silicon Valley Bank, a California banking corporation ("Assignee").

                                    RECITALS
                                    --------

     A. Assignee and Assignor (or its predecessor-in-interest) previously entered into that certain Amended and Restated Loan and Security Agreement, dated April 2, 1998 (as amended, if at all, the "Original Loan Agreement"), and in connection therewith, Assignor executed and delivered to Assignee that certain Collateral Assignment, Patent Mortgage and Security Agreement, dated May 18, 1994 (as amended (if at all) prior to the date hereof, the "Original IP Security Agreement"). The Original IP Security Agreement was recorded with the United States Patent and Trademark Office on May 18, 1994 at Reel 7176 Frame 0322 with respect to Patents and on May 18, 1994 at Reel 1238 Frame 0172 with respect to Trademarks.

     B. Concurrently herewith, Assignee and Assignor are amending and restating the Original Loan Agreement in its entirety by that certain Loan and Security Agreement of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), and, in connection therewith, Assignee and Assignor hereby amend and restate the Original IP Security Agreement in its entirety as follows:

     NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

     1.   Intellectual Property Collateral Assignment, Mortgage and Grant of
          ------------------------------------------------------------------
Security Interest.  As collateral security for the prompt and complete payment
-----------------
and performance of all of Assignor's present or future indebtedness, obligations and liabilities to Assignee, Assignor hereby assigns, transfers, conveys and grants a security interest and mortgage to Assignee, as security, but not as an ownership interest, in and to Assignor's entire right, title and interest in, to and under the following (all of which shall collectively be called the "Collateral"):

          (a) All of present and future United States registered copyrights and copyright registrations, including, without limitation, the registered copyrights listed in Exhibit A-1 to this Agreement (and including all of the
                     -----------
exclusive rights afforded a copyright registrant in the United States under 17 U.S.C. (S)106 and any exclusive rights which may in the future arise by act of Congress or otherwise) and all present and future applications for copyright registrations (including applications for copyright registrations of derivative works and compilations) (collectively, the "Registered Copyrights"), and any and all royalties, payments, and other amounts payable to Assignor in connection with the Registered Copyrights, together with all renewals and extensions of the Registered Copyrights, the right to recover for all past, present, and future infringements of the Registered Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Registered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto.

          (b) All present and future copyrights which are not registered in the United States Copyright Office (the "Unregistered Copyrights"), whether now owned or hereafter acquired, including without limitation the Unregistered Copyrights listed in Exhibit A-2 to this Agreement, and any and all royalties,
                     -----------
payments, and other amounts payable to Assignor in connection with the Unregistered Copyrights, together with all renewals and extensions of the Unregistered Copyrights, the right to recover for all past, present, and future infringements of the Unregistered Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Unregistered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto. The Registered Copyrights and the Unregistered Copyrights collectively are referred to herein as the "Copyrights."

          (c) All right, title and interest in and to any and all present and future license agreements with respect to the Copyrights, including without limitation the license agreements listed in Exhibit A-3 to this Agreement (the
                                            -----------
"Licenses").

          (d) All present and future accounts, accounts receivable and other rights to payment arising from, in connection with or relating to the Copyrights.

          (e) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

          (f) Any and all design rights which may be available to Assignor now or hereafter existing, created, acquired or held;

          (g) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto
                                                 ---------
(collectively, the "Patents");

          (h) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Assignor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C
                                                                 ---------
attached hereto (collectively, the "Trademarks")

          (i) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

          (j) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

          (k) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

          (l) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

THE INTEREST IN THE COLLATERAL BEING ASSIGNED HEREUNDER SHALL NOT BE CONSTRUED AS A CURRENT ASSIGNMENT, BUT AS A CONTINGENT ASSIGNMENT TO SECURE ASSIGNOR'S OBLIGATIONS TO ASSIGNEE UNDER THE LOAN AGREEMENT.

Assignor hereby reaffirms its prior assignment, transfer, conveyance and grant of a security interest and mortgage to Assignee, as security, but not as an ownership interest, in and to Assignor's entire right, title and interest in, to and under the Collateral pursuant to the Original IP Security Agreement.

     2.   Authorization and Request.  Assignor authorizes and requests that the
          --------------------------
Register of Copyrights and the Commissioner of Patents and Trademarks record this Agreement.

     3.   Covenants and Warranties.  Assignor represents, warrants, covenants
          -------------------------
and agrees as follows:

          (a) Assignor is now the sole owner of the Collateral, except for non-exclusive licenses granted by Assignor to its customers in the ordinary course of business.

          (b) Listed on Exhibits A-1 and A-2 are all copyrights owned by Assignor, in which Assignor has an interest, or which are used in Assignor's business.

          (c) Each employee, agent and/or independent contractor who has participated in the creation of the property constituting the Collateral has either executed an assignment of his or her rights of authorship to Assignor or is an employee of Assignor acting within the scope of his or her employment and was such an employee at the time of said creation.

          (d) Subject to and in accordance with Section 9(c) of the Schedule to the Loan Agreement, all of Assignor's present and future software, computer programs and other works of authorship subject to United States copyright protection, the sale, licensing or other disposition of which results in royalties receivable, license fees receivable, accounts receivable or other sums owing to Assignor (collectively, "Receivables"), have been and shall be registered with the United States Copyright Office prior to the date Assignor requests or accepts any loan from Assignee with respect to such Receivables and prior to the date Assignor includes any such Receivables in any accounts receivable aging, borrowing base report or certificate or other similar report provided to Assignee, and Assignor shall provide to Assignee copies of all such registrations promptly upon the receipt of the same.

          (e) Assignor shall undertake all reasonable measures to cause its employees, agents and independent contractors to assign to Assignor all rights of authorship to any copyrighted material in which Assignor has or may subsequently acquire any right or interest.

          (f) Performance of this Agreement does not conflict with or result in a breach of any agreement to which Assignor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this Agreement constitutes an assignment.

          (g) During the term of this Agreement, Assignor will not transfer or otherwise encumber any interest in the Collateral, except for non-exclusive licenses granted by Assignor in the ordinary course of business or as set forth in this Agreement;

          (h) Each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party;

          (i) Assignor shall promptly advise Assignee of any material adverse change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Assignor in or to any Trademark, Patent or Copyright not specified in this Agreement;

          (j) Assignor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Assignee in writing of material infringements detected and (iii) not allow any Trademarks, Patents, or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Assignee, which shall not be unreasonably withheld unless Assignor determines that reasonable business practices suggest that abandonment is appropriate.

          (k) Subject to and in accordance with Section 9(c) of the Schedule to the Loan Agreement, Assignor shall promptly register the most recent version of any of Assignor's Copyrights, if not so already registered, and shall, from time to time, execute and file such other instruments, and take such further actions as Assignee may reasonably request from time to time to perfect or continue the perfection of Assignee's interest in the Collateral;

          (l) This Agreement creates, and in the case of after acquired Collateral, this Agreement will create at the time Assignor first has rights in such after acquired Collateral, in favor of Assignee a valid and perfected first priority security interest in the Collateral in the United States securing the payment and performance of the obligations evidenced by the Loan Agreement upon making the filings referred to in clause (m) below;

          (m) To its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights necessary to perfect the security interests, mortgage and conditional assignment created hereunder and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority or U.S. regulatory body is required either (i) for the grant by Assignor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Assignor in the U.S. or
(ii) for the perfection in the United States or the exercise by Assignee of its rights and remedies thereunder;

          (n) All information heretofore, herein or hereafter supplied to Assignee by or on behalf of Assignor with respect to the Collateral is accurate and complete in all material respects.

          (o) Assignor shall not enter into any agreement that would materially impair or conflict with Assignor's obligations hereunder without Assignee's prior written consent, which consent shall not be unreasonably withheld. Assignor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Assignor's rights and interest in any property included within the definition of the Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts.

          (p) Upon any executive officer of Assignor obtaining actual knowledge thereof, Assignor will promptly notify Assignee in writing of any event that materially adversely affects the value of any material Collateral, the ability of Assignor to dispose of any material Collateral or the rights and remedies of Assignee in relation thereto, including the levy of any legal process against any of the Collateral.
2
     4.   Assignee's Rights.  Assignee shall have the right, but not the
          ------------------
obligation, to take, at Assignor's sole expense, any actions that Assignor is required under this Agreement to take but which Assignor fails to take, after fifteen (15) days' notice to Assignor. Assignor shall reimburse and indemnify Assignee for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

     5.   Inspection Rights.  Assignor hereby grants to Assignee and its
          ------------------
employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Assignor, and any of Assignor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Assignor and as often as may be reasonably requested, but not more than one (1) in every six (6) months; provided, however, nothing herein shall entitle Assignee access to Assignor's trade secrets and other proprietary information.

     6.   Further Assurances; Attorney in Fact.
          -------------------------------------

          (a) Upon the occurrence and continuance of an Event of Default, Assignor will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including, appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Assignee, to perfect Assignee's security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to Assignee the grant or perfection of a security interest in all Collateral.

          (b) Upon the occurrence and continuance of an Event of Default, Assignor hereby irrevocably appoints Assignee as Assignor's attorney-in-fact, with full authority in the place and stead of Assignor and in the name of Assignor, Assignee or otherwise, from time to time in Assignee's discretion, upon Assignor's failure or inability to do so, to take any action and to execute any instrument which Assignee may deem necessary or advisable to accomplish the purposes of this Agreement, including:

               (i) To modify, in its sole discretion, this Agreement without first obtaining Assignor's approval of or signature to such modification by amending Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit B and Exhibit C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Assignor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Assignor no longer has or claims any right, title or interest; and

               (ii) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Assignor where permitted by law.

     7.   Events of Default.  The occurrence of any of the following shall
          ------------------
constitute an Event of Default under the Agreement:

          (a)  An Event of Default occurs under the Loan Agreement; or

          (b) Assignor breaches any warranty or agreement made by Assignor in this Agreement.

     8.   Remedies.  Upon the occurrence and continuance of an Event of Default,
          ---------
Assignee shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Assignor to assemble the Collateral and any tangible property in which Assignee has a security interest and to make it available to Assignee at a place designated by Assignee. Assignee shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Assignee to exercise its rights and remedies upon the occurrence of an Event of Default. Assignor will pay any expenses (including reasonable attorney's fees) incurred by Assignee in connection with the exercise of any of Assignee's rights hereunder, including without limitation any expense incurred in disposing of the Collateral. All of Assignee's rights and remedies with respect to the Collateral shall be cumulative.

     9.   Indemnity.  Assignor agrees to defend, indemnify and hold harmless
          ----------
Assignee and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by Assignee as a result of or in any way arising out of, following or consequential to transactions between Assignee and Assignor, under this Agreement or the Original IP Security Agreement (including without limitation, reasonable attorneys fees and reasonable expenses), except for losses arising from or out of Assignee's gross negligence or willful misconduct.

     10.  Release.  At such time as Assignor shall completely satisfy all of the
          --------
obligations secured hereunder, Assignee shall execute and deliver to Assignor all assignments and other instruments as may be reasonably necessary or proper to terminate Assignee's security interest in the Collateral, subject to any disposition of the Collateral which may have been made by Assignee pursuant to this Agreement. For the purpose of this Agreement, the obligations secured hereunder shall be deemed to continue if Assignor enters into any bankruptcy or similar proceeding at a time when any amount paid to Assignee could be ordered to be repaid as a preference or pursuant to a similar theory, and shall continue until it is finally determined that no such repayment can be ordered.

     11.  No Waiver.  No course of dealing between Assignor and Assignee, nor
          ---------
any failure to exercise nor any delay in exercising, on the part of Assignee, any right, power, or privilege under this Agreement or under the Loan Agreement or any other agreement, shall operate as a waiver. No single or partial exercise of any right, power, or privilege under this Agreement or under the Loan Agreement or any other agreement by Assignee shall preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege by Assignee.

     12.  Rights Are Cumulative.  All of Assignee's rights and remedies with
          ---------------------
respect to the Collateral whether established by this Agreement, the Loan Agreement, or any other documents or agreements, or by law shall be cumulative and may be exercised concurrently or in any order.

     13.  Course of Dealing.  No course of dealing, nor any failure to exercise,
          ------------------
nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

     14.  Attorneys' Fees.  If any action relating to this Agreement is brought
          ----------------
by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys fees, costs and disbursements.

     15.  Amendments.  This Agreement may be amended only by a written
          -----------
instrument signed by both parties hereto. To the extent that any provision of this Agreement conflicts with any provision of the Loan Agreement, the provision giving Assignee greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Assignee under the Loan Agreement. This Agreement, the Loan Agreement, and the documents relating thereto comprise the entire agreement of the parties with respect to the matters addressed in this Agreement.

     16.  Severability.  The provisions of this Agreement are severable.  If any
          ------------
provision of this Agreement is held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such provision, or part thereof, in such jurisdiction, and shall not in any manner affect such provision or part thereof in any other jurisdiction, or any other provision of this Agreement in any jurisdiction.

     17.  Counterparts.  This Agreement may be executed in two or more
          -------------
counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

     18.  California Law and Jurisdiction.  This Agreement shall be governed by
          --------------------------------
the laws of the State of California, without regard for choice of law provisions. Assignor and Assignee consent to the nonexclusive jurisdiction of any state or federal court located in Los Angeles County, California.

     19.  Confidentiality.  In handling any confidential information, Assignee
          ----------------
shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement except that the disclosure of this information may be made (i) to the affiliates of the Assignee, (ii) to prospective transferee or purchasers of an interest in the obligations secured hereby, provided that they have entered into a comparable confidentiality agreement in favor of Assignor and have delivered a copy to Assignor, (iii) as required by law, regulation, rule or order, subpoena judicial order or similar order and (iv) as may be required in connection with the examination, audit or similar investigation of Assignee.

     20.  WAIVER OF RIGHT TO JURY TRIAL.  ASSIGNEE AND ASSIGNOR EACH HEREBY
          -----------------------------
WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN ASSIGNEE AND ASSIGNOR; OR
(III) ANY CONDUCT, ACTS OR OMISSIONS OF ASSIGNEE OR ASSIGNOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH ASSIGNEE OR ASSIGNOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

Assignor:                               Assignee:

NATUS MEDICAL INCORPORATED              SILICON VALLEY BANK


By /s/ Tim Johnson                      By (Signature illegible)
   -----------------------------           ----------------------------
   President or Vice President          Title  Account Manager
                                             ---------------------------

By /s/ William Lawrenson
  ------------------------------
       Secretary or Ass't Secretary

Address:  1501 Industrial Road          Address:  3003 Tasman Drive
          San Carlos, California 94070            Santa Clara, California  95054

STATE OF California        )
         ----------
                           ) ss.
COUNTY OF San Mateo        )
          ---------

          On June 21, 2001, before me, Daniel O'Brien _________________________,
Notary Public, personally appeared Tim Johnson personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          Witness my hand and official seal.

                       /s/Daniel O'Brien
                       -------------------

                            (Seal)

                                 EXHIBIT "A-1"

                             REGISTERED COPYRIGHTS
                             ---------------------
(including copyrights that are the subject of an application for registration)

---------------------------------------------------------------------------------------------------------
Copyright               Country               Registration/Application      Registration/Application
---------               -------               ------------------------      ------------------------
                                              Number                        Date
                                              ------                        ----
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
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---------------------------------------------------------------------------------------------------------
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

                                 EXHIBIT "A-2"

                            UNREGISTERED COPYRIGHTS
                            -----------------------

                                 EXHIBIT "A-3"

                       DESCRIPTION OF LICENSE AGREEMENTS
                       ---------------------------------

                                  EXHIBIT "B"

                                    PATENTS
                                    -------
  (including patents that are the subject of an application for registration)


DISPOSABLE ELEMENT FOR USE WITH A HEARING SCREENER
EAR PHONE ASSEMBLY FOR USE WITH A HEARING SCREENER3
FILTER UNIT FOR END-TIDAL CARBON MONOXIDE MONITOR
END-TIDAL CARBON MONOXIDE MONITOR FILTER
IN-VIVO MEASUREMENT OF END-TIDAL CARBON MONOXIDE CONCENTRATION APPARATUS AND METHODS
ACOUSTICALLY SEALING EARMUFF FOR AN INFANT
Sound-attenuating earmuff for infant partic. premature-comprises cup with layers to attenuate high and low frequency sound

Incorporated herein by this reference are all Patents identified in the Original IP Security Agreement, which was recorded with the United States Patent and Trademark Office on May 18, 1994 at Reel 7176 Frame 0322 with respect to Patents and on May 18, 1994 at Reel 1238 Frame 0172 with respect to Trademarks, and any supplements or amendments thereto.

                                  EXHIBIT "C"

                                  TRADEMARKS
                                  ----------

                                  TRADEMARKS
                                  ----------
(including trademarks that are the subject of an application for registration)


JELLY TAB, FLEXICOUPLER, DURACOUPLER, CO-STAT, 70-40, DRI-PREP, ALGO, MINIMUFFS, AABR, ALGO 2, ALGO 1E, ALGO DATABOOK, BABY'S BREATH, EAR COUPLERS, ALGO-1 PLUS, JELLY BUTTON, NATUS, ALGO-1, MINIMUFFS,

Incorporated herein by this reference are all Trademarks identified in the Original IP Security Agreement, which was recorded with the United States Patent and Trademark Office on May 18, 1994 at Reel 7176 Frame 0322 with respect to Patents and on May 18, 1994 at Reel 1238 Frame 0172 with respect to Trademarks, and any supplements or amendments thereto.